UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 22, 2006
AVANIR Pharmaceuticals
(Exact name of registrant as specified in its charter)

California	001-15803	33-0314804

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11388 Sorrento Valley Road, San Diego, California	92121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:       858-622-5200
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note
This amendment is being filed in accordance with the instructions to Item 9.01 of Form 8-K to amend and supplement Item 9.01 of the Current Report on Form 8-K initially filed by AVANIR Pharmaceuticals (“AVANIR”) on May 26, 2006. The purpose of this amendment is to provide historical financial statements of Alamo Pharmaceuticals, LLC and Affiliated Companies (“Alamo”) and certain unaudited pro forma financial information, in each case as required by Item 9.01 of Form 8-K and pursuant to Regulation S-X.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.
The audited combined financial statements of Alamo as of December 31, 2005 and 2004, and for each of the two years in the period ended December 31, 2005 are filed as Exhibit 99.1 to this amendment and are included herein.
The unaudited interim consolidated balance sheet of Alamo as of March 31, 2006 and the related unaudited consolidated statement of operations for the three-month periods ended March 31, 2006 and 2005 are filed as Exhibit 99.2 to this amendment and are included herein.
(b)	Pro Forma Financial Information.
The unaudited pro forma combined financial information for the year ended September 30, 2005 and as of and for the six-month period ended March 31, 2006 after giving effect to AVANIR’s acquisition of Alamo is filed as Exhibit 99.3 and is included herein.
(d)	Exhibits. The following exhibits are filed with this Form 8-K.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants of Alamo Pharmaceuticals, LLC and Affiliated Companies.

99.1	Audited combined financial statements of Alamo Pharmaceuticals, LLC and Affiliated Companies as of December 31, 2005 and 2004 and for each of the two years in the period ended December 31, 2005.

99.2	Unaudited interim consolidated financial statements of Alamo Pharmaceuticals, LLC as of March 31, 2006 and for the three-month periods ended March 31, 2006 and 2005.

99.3	Unaudited pro forma combined financial statements of AVANIR Pharmaceuticals and Alamo Pharmaceuticals LLC and Affiliated Companies for the fiscal year ended September 30, 2005 and as of and for the six-month period ended March 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANIR Pharmaceuticals

August 9, 2006	By:	/s/ Michael J. Puntoriero

Michael J. Puntoriero
Senior Vice President, Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants of Alamo Pharmaceuticals, LLC and Affiliated Companies.

99.1	Audited combined financial statements of Alamo Pharmaceuticals, LLC and Affiliated Companies as of December 31, 2005 and 2004 and for each of the two years in the period ended December 31, 2005.

99.2	Unaudited interim consolidated financial statements of Alamo Pharmaceuticals, LLC as of March 31, 2006 and for the three-month periods ended March 31, 2006 and 2005.

99.3	Unaudited pro forma combined financial statements of AVANIR Pharmaceuticals and Alamo Pharmaceuticals LLC and Affiliated Companies for the fiscal year ended September 30, 2005 and as of and for the six-month period ended March 31, 2006.